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                                                                   Exhibit 10.51

                            LOAN REPAYMENT AGREEMENT


         This Loan Repayment Agreement (the "Agreement") is by and among Radiation Therapy Services, Inc., a Florida corporation (the "Corporation"), Daniel E. Dosoretz, M.D.; Michael J. Katin, M.D.; Howard Sheridan, M.D.; Peter
H. Blitzer, M.D.; and James H. Rubenstein, M.D.; (Drs. Dosoretz, Katin, Sheridan, Blitzer and Rubenstein are hereinafter individually referred to as "Shareholder").

                                   WITNESSETH

         WHEREAS, the Corporation owes each Shareholder certain sums pursuant to various outstanding loans from the Shareholder to the Corporation which in the aggregate total $1,465,490.98 in principal amount (collectively the "Loans"); and

         WHEREAS, the parties desire to agree that the Corporation will repay each Shareholder, and each Shareholder will accept, an equal amount in full satisfaction of the Loans in the event the proposed underwritten initial public offering of common stock by the Corporation is completed.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. In the event the Corporation's proposed initial public offering is consummated, each Shareholder agrees to accept from the Corporation the sum of $298,098.20 as full repayment and satisfaction of the outstanding Loans. Upon payment of $298,098.20 by the Corporation to each Shareholder, the Loans shall be deemed paid in full.

         2. This Agreement may be signed in one or more counterparts, all of which shall be considered one and the same agreement, and a facsimile signature shall be deemed the same as an original signature.

                     [THE SIGNATURE PAGE FOLLOWS THIS PAGE]


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         IN WITNESS WHEREOF, the undersigned have executed this instrument effective as of the date set forth herein.



RADIATION THERAPY SERVICES, INC.        SHAREHOLDERS


By:
   --------------------------------     ---------------------------------------
Name:  David M. Koeninger               Daniel E. Dosoretz, M.D.
Title: Executive Vice President
       and Chief Financial Officer
                                        ---------------------------------------
                                        Michael J. Katin, M.D.


                                        ---------------------------------------
                                        Howard Sheridan, M.D.


                                        ---------------------------------------
                                        Peter H. Blitzer, M.D.


                                        ---------------------------------------
                                        James H. Rubenstein, M.D.



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